Exhibit 99.1

                              FUTRONIX GROUP , INC
                                 Balance Sheet
                                 March 31, 2002

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                                     ASSETS
CURRENT ASSETS
Cash & Liquid Equivelent                                   92,165
Accounts Receivable                                     1,183,412
A/R Advanced                                             (963,780)
Other Receivables                                         (76,906)
Deposits on Purchases                                       4,569
Deferred Expenses                                          55,883
Due from Nevin Jenkins                                         42
Due from Rande Newberry                                        48
Due from Employees                                            790
Payroll Deduction-LifeIns                                      78
Allowance for Bad Debts                                   (55,117)
Payroll Deduction-Dental                                      255
FG Intercompany Receivables                                61,000
Inventory - Finished Goods                                     73
Inventory - Work in process                               139,877
Inventory - Raw Materials                                 763,333
Inventory - Consumable Items                               17,612
Prepaid Dues                                               90,000
Refundable Bond for Trident                                 5,055
                                                      -----------

TOTAL CURRENT ASSETS                                                  1,318,388

PROPERTY AND EQUIPMENT
Shop Equipment                                          1,527,805
Computer Equipment                                        103,932
Test Equipment                                            130,239
Office Furniture/Equip                                     23,291
Leasehold Improvements                                    206,885
Factory Land Cost                                          25,000
Building & Land                                           809,401
Equipment & Capital Lease                                   1,763
Vehicles                                                   18,319
Accumulated Depreciation                               (1,636,057)
                                                      -----------

TOTAL PROPERTY AND EQUIPMENT                                          1,210,579

OTHER ASSETS
Mortgage Loan Costs                                        32,590
                                                      -----------

TOTAL OTHER ASSETS                                                       32,590
                                                                    -----------

TOTAL ASSETS                                                        $ 2,561,557
                                                                    ===========

Unaudited                                                                 Page 1

                              FUTRONIX GROUP , INC
                                 Balance Sheet
                                 March 31, 2002

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                             LIABILITIES AND CAPITAL

Current Liabilities
AmSouth Equip - Current                                   200,000
Current Pay't Sales Tax Assess                                875
Accounts Payable                                          826,292
Accrued Property Taxes                                     19,225
Accrued-vacation & sick                                    12,500
N/P Nations Credit Line                                     4,032
N/P Nations Bank Visa                                       3,986
Loan - Nevin Jenkins                                         (432)
                                                      -----------

TOTAL CURRENT LIABILITIES                                             1,066,478

LONG-TERM LIABILITIES
AmSouth Equip.L/Term                                      200,250
Note Payable - GE Capital                                 719,280
NP-SPORTS RADAR                                            17,278
Note Payable -SunTrust B                                   35,776
Note Payable-SunTrust T                                   165,158
Note Payable- P. Houchin                                   22,912
Intercompany Payable                                       61,000
Note Payable - Sharon Davis                                91,749
FG Notes Payable                                          122,000
                                                      -----------

TOTAL LONG-TERM LIABILITIES                                           1,435,403
                                                                    -----------

TOTAL LIABILITIES                                                     2,501,880

CAPITAL
Common Stock                                                9,100
Addit'l Paid-in Capital                                 1,662,026
Retained Earnings                                      (1,970,063)
Net Income                                                358,614
                                                      -----------

TOTAL CAPITAL                                                            59,677
                                                                    -----------

TOTAL LIABILITIES & CAPITAL                                         $ 2,561,557
                                                                    ===========

Unaudited                                                                 Page 2

                              FUTRONIX GROUP, INC.
                        Consolidated Operating Statement
                   For the Three Months Ending March 31, 2002

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
                                     FOR THE                   FOR THE                  FOR THE
                                   MONTH ENDING              MONTH ENDING              MONTH ENDING
                                 JANUARY 31, 2002   %      FEBRUARY 28, 2002   %     MARCH 31, 2002    %        Q1 2002      %
                                 ----------------  ----    -----------------  ----   --------------   ----      -------     ----
Revenues
Sales                                $591,956                   $640,000                 $680,000             $1,911,956
Sales-Labor                             7,548                     (2,146)                      --                  5,402
Returns & Allowances                   (5,032)                    (9,748)                 (43,494)               (58,275)
Sales-Parts Invoices                      189                     11,483                    7,870                 19,542
Sales Discount                           (967)                    (2,789)                  (2,136)                (5,891)
Miscellaneous Income                       --                         23                    8,149                  8,172
Services - Engineer & Clerical          2,788                      3,537                   17,031                 23,357
                                      -------      ---           -------      ---         -------      ---     ---------      ---
TOTAL REVENUES                        596,482      100%          640,360      100%        667,421      100%    1,904,263      100%
                                      -------      ---           -------      ---         -------      ---     ---------      ---
COST OF SALES
Freight In                             14,227                      6,972                   11,315                 32,514
Direct Labor                          103,030                    114,074                  100,471                317,575
Packaging Materials                     1,345                      4,196                    3,005                  8,546
Production Supplies                     1,549                      1,296                    1,489                  4,335
Freight-Out                               205                      1,698                    1,644                  3,547
Raw Materials - At Standard           204,707                    390,290                  294,501                889,499
                                      -------      ---           -------      ---         -------      ---     ---------      ---
TOTAL COST OF SALES                   325,064       54%          518,527       81%        412,426       62%    1,256,016       66%
                                      -------      ---           -------      ---         -------      ---     ---------      ---
Gross Profit                          271,419       46%          121,834       19%        254,995       38%      648,247       34%
                                      -------      ---           -------      ---         -------      ---     ---------      ---
MANUFACTURING OVER HEAD
Shop Materials                          4,757                      3,623                   10,226                 18,606
Plant Manager Salary                    8,023                      6,792                    7,367                 22,183
Plant Supervisor Salaries               9,326                      8,988                   10,541                 28,855
Storeroom Salaries                      7,765                      6,407                    4,999                 19,171
Purchasing Dept. Salaries               9,078                      8,977                    9,182                 27,237
Janitoral Salaries                         --                         --                      255                    255
Quality Control Salaries                3,466                      4,708                       70                  8,244
Engineer Salary                         4,513                      3,878                    4,213                 12,603
Document Control Salaries               3,729                      3,292                    3,620                 10,641
Salaries-Shipping                       5,947                      9,282                   10,504                 25,732
Contract Services                         820                        543                      406                  1,769
Plant Utilities                         4,823                      4,827                    5,101                 14,751
Equipment Repair & Maint                4,736                        294                      132                  5,162
Building Repairs & Maint                   --                         --                      267                    267
Safety Supplies                            --                         --                       53                     53
ISO Audit Expense                          --                        498                      498                    996
Hazardous Waste Disposal                   --                        419                      415                    834
Mfg. Overhead Applied                      --                    (16,027)                   5,838                (10,190)
Direct Labor Applied                       --                    (43,711)                  15,920                (27,790)
Manufacturing Over Head                    --                    (55,112)                     141                (54,971)
                                      -------      ---           -------      ---         -------      ---     ---------      ---
TOTAL MANUFACTURING OVER HEAD          66,982       11%          (52,322)      -8%         89,749       13%      104,409       5%
                                      -------      ---           -------      ---         -------      ---     ---------      ---
G & A EXPENSES
Salaries-Office Staff                   9,942                      9,146                    7,571                 26,659
Salaries-Officers & Sr. Management     32,723                     29,843                   20,353                 82,919
Auto Expense                            1,739                        980                      962                  3,680
AR Factoring Wire Fees                    264                        200                      224                    688
Cash Management Fees                   10,001                     11,457                   11,526                 32,984
Commissions                               446                      1,219                    1,965                  3,630
Equip Commissions/Expense                 200                         --                       --                    200
Computer Expense                          762                        518                    1,947                  3,228
Contract Computer Support               3,200                      3,280                    4,440                 10,920
Copier Expense                            610                         --                      822                  1,431

Unaudited                                                                 Page 3

                              FUTRONIX GROUP, INC.
                        Consolidated Operating Statement
                   For the Three Months Ending March 31, 2002

--------------------------------------------------------------------------------

                                     FOR THE                   FOR THE                  FOR THE
                                   MONTH ENDING              MONTH ENDING              MONTH ENDING
                                 JANUARY 31, 2002   %      FEBRUARY 28, 2002   %     MARCH 31, 2002    %        Q1 2002      %
                                 ----------------  ----    -----------------  ----   --------------   ----      -------     ----
Employee Benefits                     (2,188)                  (2,631)                   (1,660)                 (6,479)
Employee Appreciation                    454                      448                       384                   1,285
Entertainment                            777                      514                     1,154                   2,445
Insurance F/Building                      --                       --                     3,024                   3,024
Insurance F/Package&Liab              11,878                       --                        --                  11,878
Insurance F/Life                         556                      556                       613                   1,725
Janitorial Supplies                      471                      242                        16                     730
Non Recurring Expense                  2,200                    1,826                       333                   4,359
Professional Fees                      5,319                       --                    24,368                  29,687
Lawn Maintenance                          --                      120                        43                     163
Marketing & Sales Consult                965                     (107)                       --                     858
Office Expense                           422                    1,770                     1,706                   3,897
Postage                                    5                       --                         4                       9
Property Taxes                            --                       --                     7,579                   7,579
Rent Expense                           1,374                    1,374                     1,374                   4,122
Repairs & Maintenance                     --                       --                       396                     396
Sales Tax                                 90                       18                        99                     207
Telephone                              1,611                      231                     3,977                   5,819
Travel Expense - Other                   702                    1,282                    10,065                  12,049
Utilities Expense                         --                       --                       566                     566
Waste Disposal Service                    --                      734                       395                   1,129
                                    --------      ---        --------      ---         --------      ---       --------      ---
TOTAL G & A EXPENSES                  84,522       14%         63,018       10%         104,248       16%       251,788       13%
                                    --------      ---        --------      ---         --------      ---       --------      ---

EBITDA                               119,914       20%        111,137       17%          60,999        9%       292,050       15%
                                    --------      ---        --------      ---         --------      ---       --------      ---
DEPRECIATION & AMORITIZATION
Amortization                               -                        -                     1,292                   1,292
Interest Expense                       9,154                  (41,137)                     (873)                (32,856)
                                    --------      ---        --------      ---         --------      ---       --------      ---
TOTAL DEPRECIATION & AMORITIZATION     9,154        2%        (41,137)      -6%             419        0%       (31,564)      -2%
                                    --------      ---        --------      ---         --------      ---       --------      ---
OTHER INCOME
Gain/Loss on Equip. Sales                  -                        -                    35,000                  35,000
                                    --------      ---        --------      ---         --------      ---       --------      ---
TOTAL OTHER INCOME                         -                        -                    35,000                  35,000
                                    --------      ---        --------      ---         --------      ---       --------      ---
EBIT                                $110,760       19%       $152,274       24%        $ 95,580       14%      $358,614       19%
                                    ========      ===        ========      ===         ========      ===       ========      ===

Unaudited                                                                 Page 4